SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement	[_] Soliciting Material Under Rule
[_]	Confidential, For Use of the	14a-12
Commission Only (as permitted
by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[_]	Definitive Additional Materials

Delaware Investments Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Colorado Municipal Income Fund, Inc.

Delaware Investments National Municipal Income Fund

Delaware Investments Minnesota Municipal Income Fund II, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 21, 2013

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 21, 2013: this proxy statement is available at
delawareinvestments.com/ceproxy.

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

     This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Delaware Investments closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Directors or Trustees for each Fund; and

2.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

     Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Patrick P. Coyne
Chairman

July 1, 2013

2005 Market Street Philadelphia, PA 19103 1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 21, 2013

     Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 21, 2013, at 4:00 p.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (the “Meeting”). Participating in the Meeting are holders of common shares of beneficial interest or common stock, as applicable (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”), for those Funds with outstanding Preferred Shares.

     General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying Delaware Investments in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

     Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 24, 2013 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 8, 2013.

     This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm. If a proxy solicitor is used, the cost will be borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

     All shareholders of a Fund vote together to elect Directors, regardless of whether the Fund has both common and preferred shareholders, with one exception. For Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Municipal Fund” and, collectively, the “Municipal Funds”), each of which has outstanding Preferred Shares, the holders of Preferred Shares have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares.

     The presence in person or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund. With respect to the Municipal Funds, the presence in person or by proxy of holders of 33⅓% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Municipal Fund for purposes of electing the two Directors being elected solely by the preferred shareholders. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

     Abstentions and Broker Non-Votes. Because the only proposal scheduled to be considered at the Meeting is for the election of Directors, the Funds do not expect to receive any abstentions or broker non-votes. In the unlikely event that they do, however, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on a proposal which requires a plurality or majority of votes cast for approval, but would have the same effect as a vote “AGAINST” a proposal requiring a majority of votes present. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (1) a “routine” proposal, such as the election of directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as a change to a fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Because the proposal presented is considered to be a “routine” voting item, the Funds do not expect to receive any broker non-votes.

     Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Funds at the address shown on the top of the first page of this Combined Proxy Statement or by calling toll-free (866) 437-0252.

THE PROPOSAL: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

     You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Joseph W. Chow, Patrick P. Coyne, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher.

     If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

     Each Municipal Fund issues Common Shares and Preferred Shares. The holders of Preferred Shares of each Municipal Fund exclusively are entitled to elect two of their respective Municipal Fund’s Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Director to be voted on separately by the preferred shareholders of the Municipal Funds are Janet L. Yeomans and J. Richard Zecher.

INFORMATION ON THE NOMINEES

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Patrick P. Coyne[1]	Chairman,	Chairman and	Patrick P. Coyne	70	Director and
2005 Market Street	President,	Director since	has served in		Audit Committee
Philadelphia,	Chief	August 16,	various executive		Member — Kaydon
PA 19103	Executive	2006	capacities at		Corp.
	Officer, and		different times
April 1963	Director	President	at Delaware		Board of Governors
		and Chief	Investments.[2]		Member —
		Executive			Investment
		Officer since			Company Institute
		August 1, 2006			(ICI)

Independent Directors

Thomas L. Bennett	Director	Since March	Private Investor —	70	Director — Bryn
2005 Market Street		2005	(March 2004–		Mawr Bank Corp.
Philadelphia,			Present)		(BMTC)
PA 19103					(2007–2011)

October 1947

Joseph W. Chow	Director	Since January	Executive Vice	70	Director,
2005 Market Street		2013	President		Audit Committee
Philadelphia,			(Emerging		Member, Compensation
PA 19103			Economies		Committee Chair,
			Strategies, Risk		Valuation Committee
January 1953			and Corporate		Member, and
			Administration)		Nomination and
			State Street		Governance Committee
			Corporation		Member — Hercules
			(July 2004–		Technology Growth
			March 2011)		Capital, Inc.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)

John A. Fry	Director	Since January	President —	70	Director —
2005 Market Street		2001	Drexel University		Hershey Trust
Philadelphia,			(August 2010–
PA 19103			Present)		Director and
					Audit Committee
May 1960			President —		Member —
			Franklin &		Community Health
			Marshall College		Systems
			(July 2002–
			July 2010)		Director — US Squash

Anthony D. Knerr	Director	Since April	Managing	70	None
2005 Market Street		1990	Director —
Philadelphia,			Anthony Knerr
PA 19103			& Associates
			(Strategic
December 1938			Consulting)
			(1990–Present)

Lucinda S. Landreth	Director	Since March	Private Investor	70	None
2005 Market Street		2005	(2004–Present)
Philadelphia,
PA 19103

June 1947

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)

Frances A. Sevilla-	Director	Since	Chief Executive	70	Trust Manager and
Sacasa		September	Officer — Banco		Audit Committee
2005 Market Street		2011	Itaú Europa		Member — Camden
Philadelphia,			International		Property Trust
PA 19103			(April 2012–
			Present)
January 1956
			Executive Advisor
			to Dean
			(August 2011–
			March 2012) and
			Interim Dean
			(January 2011–
			July 2011) —
			University of
			Miami School
			of Business
			Administration

			President — U.S.
			Trust, Bank
			of America
			Private Wealth
			Management
			(Private Banking)
			(July 2007–
			December 2008)

Thomas K. Whitford	Director	Since January	Vice Chairman	70	None
2005 Market Street		2013	(2010–Present)
Philadelphia,			Chief
PA 19103			Administrative
			Officer
March 1956			(2008–2010)
			and Executive
			Vice President
			and Chief
			Administrative
			Officer
			(2007–2009) —
			PNC Financial
			Services Group

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)

Janet L. Yeomans	Director	Since April	Vice President and	70	Director, Audit
2005 Market Street		1999	Treasurer		Committee
Philadelphia,			(January 2006–		Chair, and
PA 19103			July 2012)		Investment
			Vice President		Committee
July 1948			— Mergers &		Member —
			Acquisitions		Okabena Company
(January 2003–
			January 2006), and		Chair — 3M
			Vice President and		Investment
			Treasurer		Management
			(July 1995–		Company (2005–
			January 2003)		2012)
3M Corporation

J. Richard Zecher	Director	Since March	Founder —	70	Director and
2005 Market Street		2005	Investor Analytics		Compensation
Philadelphia,			(Risk		Committee
PA 19103			Management)		Member — Investor
			(May 1999–		Analytics
July 1940			Present)
Director — P/E
			Founder —		Investments
P/E Investments
(Hedge Fund)
(September 1996–
Present)
____________________

1	Patrick P. Coyne is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment adviser.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ investment adviser, distributor, and transfer agent.

     The following table shows each Director’s ownership of shares of each Fund and of all other Funds in the Delaware Investments® Family of Funds (the “Fund Complex”) as of March 31, 2013.

Name of Director	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Interested Director

Patrick P. Coyne	None	Over $100,000

Independent Directors

Thomas L. Bennett	None	Over $100,000
Joseph W. Chow	None	None
John A. Fry	None	Over $100,000
Anthony D. Knerr	None	$10,001 – $50,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	$50,001 – $100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	$10,001 – $50,000*	Over $100,000
____________________

*	As of March 31, 2013, Mr. Zecher owned Common Shares of Delaware Investments National Municipal Income Fund.

Board Leadership Structure and Functions.

     Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Fund Complex. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

     Board Chairman. Mr. Coyne, who is an Interested Director, serves as the Chairman of the Board. The Board believes that having a representative of Fund management as its Chairman is beneficial to the Funds. Mr. Coyne is President of Delaware Management Company (“DMC”) and its service provider affiliates and oversees the day-to-day investment and business affairs affecting DMC and the Funds. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. Coyne’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Fund management.

     Coordinating Director. The Directors who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (collectively, the “Independent Directors” and each an “Independent Director”) designate one of their members to serve as Coordinating Director. The Coordinating Director, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Coordinating Director also conducts meetings of the Independent Directors. The Coordinating Director also generally serves as a liaison among the Independent Directors, Chairman, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee, discussed below.

     Size and Composition of Board. The Board is currently comprised of ten Directors. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

     Board Meetings. Each Municipal Fund held five Board meetings during their last fiscal year, ended March 31, 2013. Delaware Investments Dividend and Income Fund, Inc. (“DDF”) and Delaware Enhanced Global Dividend and Income Fund (“DEX”) held five Board meetings during their last fiscal year, ended November 30, 2012. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors, with the exception of Messrs. Chow and Whitford who joined the Board effective January 1, 2013, were present at the Funds’ annual meeting held on August 22, 2012.

     Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

     Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following five Independent Directors appointed by the Board: Janet L. Yeomans, Chairperson; Thomas L. Bennett; Joseph W. Chow; John A. Fry; and Frances A. Sevilla-Sacasa. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE MKT LLC (“NYSE MKT”) (formerly the NYSE Amex). Members of the Audit Committee serve for two-year terms or until their successors have been appointed and qualified. The Audit Committee held six meetings for DDF and DEX for the fiscal year ended November 30, 2012, and six meetings for the Municipal Funds for the fiscal year ended March 31, 2013. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawareinvestments.com.

     Each Fund has an Independent Directors Committee that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee is comprised of all of the Fund’s Independent Directors. The Independent Directors Committee held four meetings during the fiscal year ended November 30, 2012 for DDF and DEX, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2013.

     Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Fund by the Fund’s investment adviser as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment adviser regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following four Independent Directors: J. Richard Zecher, Chairperson; Frances Sevilla-Sacasa; Thomas K. Whitford; and Janet L. Yeomans. The Investments Committee held four meetings during the fiscal year ended November 30, 2012 for DDF and DEX, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2013.

     Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following four Independent Directors appointed by the Board: Lucinda S. Landreth, Chairperson; Thomas L. Bennett; John A. Fry; and Anthony D. Knerr (ex officio), all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE MKT. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee held eight meetings during the fiscal year ended November 30, 2012 for DDF and DEX, and seven meetings for the Municipal Funds for the fiscal year ended March 31, 2013. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawareinvestments.com.

     The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

     In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Director Qualifications.

     In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

     Thomas L. Bennett. Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, non-profit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst. Mr. Bennett has served on the Board since March 2005.

     Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors of the Funds found that his extensive experience in business strategy in non-U.S. markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis and M.C.P and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

     John A. Fry. Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning. Mr. Fry has also served as a board member of many non-profit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

     Anthony D. Knerr. Currently the Coordinating Director, Dr. Knerr has over 40 years of experience in higher education. He has served in senior executive positions at two major universities where he was responsible for overseeing finances, investments, internal audit, risk management and related functions. He founded an international strategy consulting firm that has assisted universities and other nonprofit institutions on a wide range of strategic, business, and financial issues. He has also served as an officer and board member of numerous non-profit organizations and has taught at several universities. He received his Ph.D. from New York University and his M.A. and B.A. from Yale University. Dr. Knerr has served on the Board since April 1990.

     Lucinda S. Landreth. Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the boards and executive committees of her college, two foundations and several nonprofit institutions. In addition to her B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

     Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Board found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the U.S. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive non-profit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

     Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from the University of Pennsylvania’s Wharton School. Mr. Whitford has served on the Board since January 2013.

     Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans has significant broad-based financial experience, including global financial risk management and mergers and acquisitions. She has also served as a board member of a for-profit company. She holds degrees in Mathematics and Physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

     J. Richard Zecher. Mr. Zecher has over 35 years of experience in the investment management industry. He founded a hedge fund investment advisory firm and a risk management consulting company. He also served as Treasurer of a money center New York bank. Prior thereto, Mr. Zecher was the Chief Economist at the U.S. Securities and Exchange Commission (“SEC”). Mr. Zecher has served as a board member and board committee member of a for-profit company. He holds degrees in Economics from The Ohio State University. Mr. Zecher has served on the Board since March 2005.

     Patrick P. Coyne. Mr. Coyne has over 25 years of experience in the investment management industry. Mr. Coyne has managed funds, investment teams and fixed income trading operations. He has held executive management positions at Delaware Investments for several years, serving as the firm’s Chief Investment Officer for fixed income investments, as Chief Investment Officer for equity investments and, since 2006, as President of Delaware Investments. Mr. Coyne has served as a board member of non-profit organizations and for-profit companies, and currently serves on the Board of Governors of the Investment Company Institute. He holds a B.A. degree from Harvard University and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Coyne has served on the Board since August 2006.

     Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures;

(5) meeting with representatives of key service providers, including the Funds’ investment adviser, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Fund and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

     The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk management discussions, Fund management raises other specific risk management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment adviser and its affiliates identify and manage risks pertinent to the Funds.

     The Audit Committee looks at specific risk management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment adviser’s internal audit and risk management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

     The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Independent Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Director Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls and Fund expenses.

     Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

     Board Compensation. Each Independent Director receives compensation from each Fund of which he/she is a member of the Board. The Interested Director is compensated by the investment adviser and does not receive compensation from the Funds. Each Independent Director currently receives a total annual retainer fee of $140,000 for serving as a Director of all 26 investment companies within the Fund Complex, plus $10,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex. Each Director also receives a $5,000 fee for attending telephonic meetings on behalf of the investment companies in the complex. Anthony D. Knerr is the current Lead/Coordinating Director for the Funds and receives an additional annual retainer totaling $40,000 with respect to all 26 investment companies within the Fund Complex. Members of the Nominating Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. The Directors may receive an additional fee if a committee meeting exceeds 4 hours. In addition, the chairperson of the Audit Committee receives an annual retainer of $25,000, the chairperson of the Investments Committee receives an annual retainer of $20,000, and the chairperson of the Nominating Committee receives an annual retainer of $20,000.

     The following table sets forth the compensation received by each Independent Director from each Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2013.

		Total Compensation
	Aggregate	from the Investment
	Compensation from the	Companies in the Fund
Director	Funds	Complex
Thomas L. Bennett	$3,435	$226,667
Joseph W. Chow[1]	$920	$61,667
John A. Fry	$3,092	$204,167
Anthony D. Knerr	$4,116	$271,667
Lucinda S. Landreth	$3,510	$231,667
Ann R. Leven[1]	$693	$45,000
Frances A. Sevilla-Sacasa	$3,130	$206,667
Thomas K. Whitford[1]	$883	$59,167
Janet L. Yeomans	$3,507	$231,667
J. Richard Zecher	$3,130	$206,667
____________________

1	Ms. Leven retired from the Board effective September 1, 2012. Messrs. Chow and Whitford joined the Board effective January 1, 2013.

     Officers. The following individuals are executive officers of one or more of the Funds: Patrick P. Coyne, David F. Connor, Daniel V. Geatens, David P. O’Connor and Richard Salus. Exhibit C includes certain information concerning these officers, except for Mr. Coyne, whose information is set forth with that of the other Directors. The shares of each Fund that are owned by the executive officers as a group is less than one percent. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment adviser. The Funds believe that these requirements were met for each Fund’s last fiscal year.

     Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Municipal Funds have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The holders of the Preferred Shares of the Municipal Funds have the exclusive right to vote to elect Janet L. Yeomans and J. Richard Zecher to the Board of their respective Municipal Fund. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund’s Board.

Proposal
Election of Directors
FUND	Coyne, Bennett, Chow,	Yeomans and Zecher
Fry, Knerr, Landreth,
Sevilla-Sacasa, and Whitford
DDF and DEX	Plurality of votes cast.
Municipal Funds	Plurality of Common and	Plurality of Preferred
	Preferred Share votes cast.	Share votes cast.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

     The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected as the independent registered public accounting firm (“independent auditors”) for the Funds for the Funds’ current fiscal year. In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), PwC has confirmed its independence to each Fund’s Audit Committee. PwC also acted as independent auditors of the Funds for their most recently completed fiscal years and has been appointed as independent auditors for the Funds’ current fiscal years.

     The Audit Committee must approve all audit and non-audit services provided by the Funds’ independent auditors relating to the operations or financial reporting of one or more of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

     Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that any audit and non-audit services to be provided by the independent auditors to a Fund, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations or financial reporting of a Fund are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds up to certain specified fee limits.

     As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with a representative of PwC the independent auditor’s independence. Each Fund’s Board considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the last fiscal year.

     As noted above, the members of each Fund’s Audit Committee are: Janet L. Yeomans, Chairperson; Thomas L. Bennett; Joseph W. Chow; John A. Fry; and Frances A. Sevilla-Sacasa. All members of each Fund’s Audit Committee meet the standard of independence set forth in the listing standards of the NYSE and NYSE MKT, as applicable, and are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawareinvestments.com.

     Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

     Audit and Other Fees. The Funds and “Covered Entities” (the investment adviser, excluding sub-advisers unaffiliated with the investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
			Audit
	Fiscal Year		Related
Fund	End	Audit Fees	Fees(1)	Tax Fees(2)	All Other(3)
Delaware Investments Dividend	11/30/12	$16,300	$—	$2,090	$—
and Income Fund, Inc.	11/30/11	$11,534	$—	$2,250	$—
Delaware Enhanced Global Dividend	11/30/12	$19,240	$—	$2,750	$—
and Income Fund	11/30/11	$25,734	$—	$2,950	$—
Delaware Investments Colorado	3/31/13	$16,190	$—	$2,090	$—
Municipal Income Fund, Inc.	3/31/12	$10,534	$—	$2,050	$—
Delaware Investments National	3/31/13	$15,980	$—	$2,090	$—
Municipal Income Fund	3/31/12	$10,634	$—	$2,050	$—
Delaware Investments Minnesota	3/31/13	$19,030	$—	$2,750	$—
Municipal Income Fund II, Inc.	3/31/12	$13,434	$—	$2,650	$—
Covered Entities	11/30/12	$—	$685,000	$—	$—
	11/30/11	$—	$593,000	$—	$25,000
	3/31/13	$—	$565,000	$—	$—
	3/31/12	$—	$416,500	$—	$25,000
____________________

1	Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.

2	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

3	Includes fees billed for the attest examination of management’s assertion to the controls in place at the transfer agent to be in compliance with Rule 17Ad-13(a)(3) of the 1934 Act.

     Aggregate non-audit fees to the Funds, the investment adviser and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to the Municipal Funds and to Covered Entities were $10,584,953 and $10,901,705 for the fiscal years ended March 31, 2013 and March 31, 2012, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DEX, and to Covered Entities, were $10,867,923 and $5,228,766 for the fiscal years ended November 30, 2012 and November 30, 2011, respectively.

     In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

     Shareholders who wish to communicate to the full Board may address correspondence to Anthony D. Knerr, Coordinating Director for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

     Investment Adviser. DMC, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103, serves as investment adviser to each Fund.

     Administrator. Delaware Service Company, Inc., 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

     Independent Auditors. PwC serves as the Funds’ independent auditors. PwC’s principal address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

     Proxy Solicitation. This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne equally by the Funds. No proxy solicitor is expected to be engaged with respect to the proposal. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Funds, Delaware Management Business Trust and their affiliates, without extra pay, may conduct additional solicitations by telephone, fax, email, and personal interviews.

     Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252.

     Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2014, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 10, 2014. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 24, 2014.

     Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (866) 437-0252.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 24, 2013)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	9,439,042.1587
Delaware Enhanced Global Dividend and Income Fund
Common Shares	15,863,615.6820
Delaware Investments Colorado Municipal Income Fund, Inc.
Common Shares	4,837,100.0000
Preferred Shares	300.0000
Delaware Investments National Municipal Income Fund
Common Shares	4,528,443.5050
Preferred Shares	300.0000
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Common Shares	11,504,975.0862
Preferred Shares	750.0000

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

     According to disclosure publicly filed with the SEC, as of June 24, 2013, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Outstanding Shares
Delaware Enhanced Global Dividend and Income Fund	First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	2,036,328	12.89%
Delaware Investments Colorado Municipal Income Fund, Inc.	First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	439,597	9.09%
Delaware Investments Colorado Municipal Income Fund, Inc.	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	300	100%
Delaware Investments National Municipal Income Fund	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	300	100%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares	896,412	7.79%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Wells Fargo Bank, National Association 101 N. Phillips Avenue Sioux Falls, South Dakota 57104	Preferred Shares	750	100%

B-1

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

     The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment adviser of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. No officer receives compensation from the Funds.

Name, Address,	Position(s) Held	Length of	Principal Occupation(s)
and Birth date	with the Funds	Time Served	During Past 5 Years
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President since May 2013; Deputy General Counsel since September 2000; and Secretary since October 2005	David F. Connor has served in various executive and legal capacities at different times at Delaware Investments.
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President — October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.

C-1

Delaware Investments Dividend
and Income Fund, Inc.

Delaware Enhanced Global
Dividend and Income Fund

Delaware Investments Colorado
Municipal Income Fund, Inc.

Delaware Investments National
Municipal Income Fund

Delaware Investments Minnesota
Municipal Income Fund II, Inc.

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
AUGUST 21, 2013

Important notice regarding the availability of proxy materials for the joint annual meeting of shareholders to be held on August 21, 2013: the Proxy Statement is available at delawareinvestments.com/ceproxy.

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.	JOINT ANNUAL MEETING OF SHAREHOLDERS – AUGUST 21, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR ALL" ON THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 18011
HAUPPAUGE, NY 11788

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxy-direct.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

Vote on Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. To elect the following nominees as Directors of the Fund:	☐	☐	☐

01) THOMAS L. BENNETT
02) JOSEPH W. CHOW
03) PATRICK P. COYNE
04) JOHN A. FRY
05) ANTHONY D. KNERR
06) LUCINDA S. LANDRETH
07) FRANCES A. SEVILLA-SACASA
08) THOMAS K. WHITFORD
09) JANET L. YEOMANS
10) J. RICHARD ZECHER

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important notice regarding the availability of proxy materials for the joint annual meeting of shareholders to be held on August 21, 2013: the Proxy Statement is available at delawareinvestments.com/ceproxy.

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND	JOINT ANNUAL MEETING OF SHAREHOLDERS – AUGUST 21, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR ALL" ON THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 18011
HAUPPAUGE, NY 11788

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxy-direct.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

Vote on Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. To elect the following nominees as Trustees of the Fund:	☐	☐	☐

01) THOMAS L. BENNETT
02) JOSEPH W. CHOW
03) PATRICK P. COYNE
04) JOHN A. FRY
05) ANTHONY D. KNERR
06) LUCINDA S. LANDRETH
07) FRANCES A. SEVILLA-SACASA
08) THOMAS K. WHITFORD
09) JANET L. YEOMANS
10) J. RICHARD ZECHER

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important notice regarding the availability of proxy materials for the joint annual meeting of shareholders to be held on August 21, 2013: the Proxy Statement is available at delawareinvestments.com/ceproxy.

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.	JOINT ANNUAL MEETING OF SHAREHOLDERS – AUGUST 21, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR ALL" ON THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 18011
HAUPPAUGE, NY 11788

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxy-direct.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Vote on Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. To elect the following nominees as Directors of the Fund:	☐	☐	☐

01) THOMAS L. BENNETT
02) JOSEPH W. CHOW
03) PATRICK P. COYNE
04) JOHN A. FRY
05) ANTHONY D. KNERR
06) LUCINDA S. LANDRETH
07) FRANCES A. SEVILLA-SACASA
08) THOMAS K. WHITFORD
09) JANET L. YEOMANS*
10) J. RICHARD ZECHER*

* The holders of common shares may not vote for these nominees.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important notice regarding the availability of proxy materials for the joint annual meeting of shareholders to be held on August 21, 2013: the Proxy Statement is available at delawareinvestments.com/ceproxy.

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND	JOINT ANNUAL MEETING OF SHAREHOLDERS – AUGUST 21, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR ALL" ON THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 18011
HAUPPAUGE, NY 11788

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxy-direct.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Vote on Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. To elect the following nominees as Trustees of the Fund:	☐	☐	☐

01) THOMAS L. BENNETT
02) JOSEPH W. CHOW
03) PATRICK P. COYNE
04) JOHN A. FRY
05) ANTHONY D. KNERR
06) LUCINDA S. LANDRETH
07) FRANCES A. SEVILLA-SACASA
08) THOMAS K. WHITFORD
09) JANET L. YEOMANS*
10) J. RICHARD ZECHER*

* The holders of common shares may not vote for these nominees.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

Important notice regarding the availability of proxy materials for the joint annual meeting of shareholders to be held on August 21, 2013: the Proxy Statement is available at delawareinvestments.com/ceproxy.

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.	JOINT ANNUAL MEETING OF SHAREHOLDERS – AUGUST 21, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A.G. Ciavarelli, Deidre A. Downes, Michael E. Dresnin, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on Wednesday, August 21, 2013 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR ALL" ON THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 18011
HAUPPAUGE, NY 11788

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxy-direct.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

Vote on Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. To elect the following nominees as Directors of the Fund:	☐	☐	☐

01) THOMAS L. BENNETT
02) JOSEPH W. CHOW
03) PATRICK P. COYNE
04) JOHN A. FRY
05) ANTHONY D. KNERR
06) LUCINDA S. LANDRETH
07) FRANCES A. SEVILLA-SACASA
08) THOMAS K. WHITFORD
09) JANET L. YEOMANS*
10) J. RICHARD ZECHER*

* The holders of common shares may not vote for these nominees.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE DATE AND SIGN YOUR NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date